UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2022

Astra Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52205	20-3113571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9565 Waples Street, Suite 200

San Diego CA 92121

(Address of principal executive offices, including zip code)

(800) 705-2919

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))’

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ASRE	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 30, 2022, Astra Energy Inc. (the “Company”) entered into five (5) common stock purchase agreements (the “Agreements”) with various shareholders of Regreen Technologies Inc. (the “Sellers”).

The Sellers are shareholders of Regreen Technologies, Inc., (“Regreen”), a California corporation in the business of converting solid waste material into a marketable bio-product with its patented series of equipment and processes. Regreen is the owner of all the patents for the equipment and the processes.

Collectively, the Sellers own 2,725,000 shares of common stock of Regreen (the “Regreen Shares”), which represents approximately 2.8% of the issued and outstanding shares of common stock of Regreen.

As consideration for the purchase of the Regreen Shares, the Company has agreed to issue an aggregate of 1,091,288 shares of common stock to the Sellers.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information provided under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.01in that Company now owns 78,508,189 shares or approximately 82.2% of the issued and outstanding shares of Regreen Technologies, Inc.

Item 3.02 Unregistered Sales of Equity Securities

The information provided under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description

10.24*	Common Stock Purchase Agreement between the Company and Abdulrahman A. Al Arifi
10.25*	Common Stock Purchase Agreement between the Company and Mouhamed Hamoud Sulayman Al Ohall
10.26*	Common Stock Purchase Agreement between the Company and Nasser Saad S. Al Arifi
10.27*	Common Stock Purchase Agreement between the Company and Saad Mohammed A. Alarify
10.28*	Common Stock Purchase Agreement between the Company and Saro Khodaverdi
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Attached hereto

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRA ENERGY, INC.

Dated: October 3, 2022	By:	/s/ Kermit Harris
Kermit Harris
President

3